SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 6, 1998
                                                (June 10, 1998)
                                         ----------------------

                    Wellsford Real Properties, Inc.
-----------------------------------------------------------------------
          (Exact name of registrant as specified in its charter)

       1-12917                               13-3926898
-----------------------------------------------------------------------
(Commission File Number)           (IRS Employer Identification No.)


                                 Maryland
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              (State or other jurisdiction of incorporation)

                  610 Fifth Avenue, New York, New York 10020
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                 (Address of principal executive offices)
                                (Zip Code)


                              (212) 333-2300
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           (Registrant's telephone number, including area code)
Item 5.   Other Events

On June 10, 1998, Wellsford Real Properties, Inc.'s unconsolidated subsidiary, Wellsford/Whitehall Properties, L.L.C. ("Wellsford Office") purchased from New Boston Shattuck Limited Partnership, a Massachusetts limited partnership, a 63,000 square foot office building known as Shattuck Office Center located in Andover, MA for approximately $7.4 million. Subsequent to the transaction, Wellsford Office merged with and into Wellsford/Whitehall Holdings, L.L.C., its wholly-owned subsidiary ("WWH"). As a result of the merger, Shattuck Office Center is now owned by WWH.

On June 26, 1998, WWH purchased from 180/188 Mt. Airy Road, L.L.C., a Delaware limited liability company, two office buildings totaling 100,000 square feet known as 180/188 Mt. Airy Road located in Basking Ridge, NJ for approximately $15.0 million.

Both acquisitions were financed with borrowings under the Company's bank credit facilities.

Refer to Item 7 for financial statements relating to the acquisitions.


Item 7.   Financial Statements, Proforma Financial Information and Exhibits

(a)  Financial Statements

     Shattuck Office Center Financial Statements:
          Independent Auditors' Report of Ernst & Young LLP dated
               June 17, 1998.
          Combined Statements of Revenues and Certain Expenses for the three months ended March 31, 1998 (unaudited) and for the year ended December 31, 1997.

     180/188 Mt. Airy Road Financial Statements:
          Independent Auditors' Report of Ernst & Young LLP dated
               June 15, 1998.
          Combined Statements of Revenue and Certain Expenses for the three months ended March 31, 1998 (unaudited) and for the year ended December 31, 1997.

(b)  Pro Forma Financial Information

     Wellsford Real Properties, Inc. and Subsidiaries Pro Forma
       Financial Statements:
          Pro Forma Consolidated Income Statement for the
               Three Months Ended March 31, 1998 (unaudited) and related footnotes.

          Pro Forma Consolidated Income Statement for the Year
               Ended December 31, 1997 (unaudited) and related footnotes.

          Pro Forma Consolidated Balance Sheet as of
               March 31, 1998 (unaudited) and related footnotes.

(c)  Exhibits

     23.1 Consent of Ernst & Young LLP dated August 3, 1998, relating to Shattuck Office Center.

     23.2 Consent of Ernst & Young LLP dated August 3, 1998, relating to 180/188 Mt. Airy Road.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Wellsford Real Properties, Inc.
                                        -------------------------------
                                                 (Registrant)

Date August 6, 1998                     By: /s/ Gregory F. Hughes
                                            ---------------------------
                                            Gregory F. Hughes
                                            Chief Financial Officer

                  Statement of Revenues
                   and Certain Expenses

                  Shattuck Office Center

               Year Ended December 31, 1997
            with Report of Independent Auditors

                           Shattuck Office Center

                 Statement of Revenues and Certain Expenses


                        Year Ended December 31, 1997




                                  Contents

Report of Independent Auditors . . . . . . . . . . . . . . . . . . . . . . .1

Statements of Revenues and Certain Expenses. . . . . . . . . . . . . . . . .2
Notes to Statements of Revenues and Certain Expenses . . . . . . . . . . . .3

                       Report of Independent Auditors


Board of Directors and Stockholders
Wellsford Real Properties, Inc.


We have audited the statement of revenues and certain expenses of the property known as Shattuck Office Center ("Shattuck"), acquired by Wellsford/Whitehall Properties, L.L.C., as described in Note 1, for the year ended December 31, 1997. This financial statement is the responsibility of the Wellsford/Whitehall Properties, L.L.C. management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Wellsford Real Properties, Inc. and is not intended to be a complete presentation of Shattuck's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Shattuck as described in Note 1 for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                             ERNST & YOUNG LLP

New York, New York
June 17, 1998

                           Shattuck Office Center

                 Statements of Revenues and Certain Expenses
                                  (Note 1)



                                        Three months
                                           ended            Year ended
                                        March 31, 1998    December 31, 1997
                                        -----------------------------------
                                         (unaudited)
Revenues:
  Base rents                                $260,585            $963,583
  Tenant escalations and reimbursements       24,062             112,083
  Other income                                 7,000               2,171
                                         --------------------------------
Total revenues                               291,647           1,077,837
                                         --------------------------------

Certain expenses:
  Property operating expenses                 75,196             339,256
  Real estate taxes                           26,601             112,352
  Management fees                             12,146              52,046
                                         --------------------------------
Total certain expenses                       113,943             503,654
                                         --------------------------------

Revenues in excess of certain expenses      $177,704            $574,183
                                         ================================



See accompanying notes.

                           Shattuck Office Center


            Notes to Statements of Revenues and Certain Expenses


                        Year Ended December 31, 1997




1. Basis of Presentation

Presented herein are the statements of revenues and certain expenses related to the operations of the commercial real estate property located in Andover, Massachusetts, known as Shattuck Office Center ("Shattuck"). Shattuck was acquired by Wellsford/Whitehall Properties, L.L.C. ("Wellsford Office") on June 10, 1998 from New Boston Shattuck Limited Partnership ("NB Shattuck L.P."). Wellsford Real Properties, Inc. owns an approximate 47.5% interest in Wellsford Office.

The accompanying financial statement has been prepared in accordance with applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate property. Accordingly, the financial statement excludes certain expenses that may not be comparable to those expected to be incurred by Wellsford Office in the proposed future operations of Shattuck. Expenses excluded consist of interest, depreciation, amortization, and general and administrative expenses not directly related to the future operations.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The statement of revenues and certain expenses for the three months ended March 31, 1998 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the statement of revenues and certain expenses for this interim period have been included. The results of interim periods are not necessarily indicative of the results to be obtained for a full fiscal year.

2. Lease and Revenue Recognition

Shattuck is being leased to tenants under operating leases. Minimum rental income is generally recognized on a straight-line basis over the term of the lease. Amounts recognized on a straight-line basis for the year ended December 31, 1997 did not differ materially from amounts due pursuant to the underlying leases. The lease agreements generally contain provisions which provide for reimbursements of real estate taxes and operating expenses over base year amounts, as well as fixed increases in rent.

                           Shattuck Office Center

3. Related Party Transactions

During 1997, Shattuck was managed by New Boston Management Services, Inc. ("NBMS"), an affiliate of New Boston Fund, Inc. ("NBF"). NBF is the general partner of NB Shattuck L.P. and asset manager of Shattuck. NBMS provides property management services at a rate of 3.5% of gross revenue, as defined, collected. NBF provides asset management services to Shattuck at a rate of 1.5% of gross revenue, as defined, collected.

In addition, NBF and its affiliates provide construction management and leasing services to Shattuck. Construction management services are provided to Shattuck at a rate of 6% of the cost of certain tenant and capital improvements.

4. Property Operating Expenses

Property operating expenses for the year ended December 31, 1997 include approximately $158,000 for utilities, $119,000 in repair and maintenance costs, $39,000 for payroll costs, $15,000 for security costs, and $8,000 for general and administrative expenses.

5. Significant Tenants

Four tenants accounted for approximately 33%, 17%, 14%, and 11% of the 1997 base rents on a straight line basis, respectively.

6. Tenants' Leases

Shattuck is a multi-tenant office building with leases expiring at various dates over the next six years. Minimum future fixed base rents under noncancelable leases as of December 31, 1997 are as follows:

          Year ending December 31:
          1998                          $1,009,000
          1999                             933,000
          2000                             684,000
          2001                             512,000
          2002                             369,000
          Thereafter                       195,000
                                        -----------
                                        $3,702,000
                                        ===========

                    Statements of Revenue
                    and Certain Expenses


                    180/188 Mt. Airy Road



         For the three months ended March 31, 1998
      (unaudited) and the year ended December 31, 1997

                            180/188 Mt. Airy Road



                 Statements of Revenue and Certain Expenses



            For the three months ended March 31, 1998 (unaudited)
                    and the year ended December 31, 1997




                                  Contents



Report of Independent Auditors . . . . . . . . . . . . . . . . . . . . . . .1
Statements of Revenue and Certain Expenses . . . . . . . . . . . . . . . . .2
Notes to Statements of Revenues and Certain Expenses . . . . . . . . . . . .3

                       Report of Independent Auditors


Board of Directors of
Wellsford Real Properties, Inc.

We have audited the statement of revenue and certain expenses of 180/188 Mt. Airy Road (the "Property") for the year ended December 31, 1997. The statement of revenue and certain expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenue and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenue and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Wellsford Real Properties, Inc. and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses, as described in Note 2, of the Property for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                             ERNST & YOUNG LLP

Chicago, Illinois
June 15, 1998

                            180/188 Mt. Airy Road


                 Statements of Revenue and Certain Expenses

                    (all dollars rounded to nearest 00s)



                                              Three months
                                                  ended        Year ended
                                             March 31, 1998   December 31,
                                               (unaudited)        1997
                                           -------------------------------
Revenue
  Office rental                                 $386,700       $1,927,700
  Escalation and other                            28,500          221,100
                                           -------------------------------

Total revenue                                    415,200        2,148,800

Expenses
  Utilities                                       69,300          270,000
  Repair and maintenance                          22,200          118,200
  Real estate taxes                               47,000          182,600
  Property management                             13,200           59,800
  Other property operating                        42,800          187,000
                                           -------------------------------

Total expenses                                   194,500          817,600
                                           -------------------------------

Revenue in excess of certain expenses           $220,700       $1,331,200
                                           ===============================
See accompanying notes.

                            180/188 Mt. Airy Road

             Notes to Statements of Revenue and Certain Expenses

                        Year Ended December 31, 1997

1.  Business

The accompanying statements of revenue and certain expenses relate to the operations of 180/188 Mt. Airy Road (the "Property"), which consists of two commercial office buildings and an adjacent single family residence located in Somerset County, New Jersey. The Property had a total of nine tenants at December 31, 1997, three of which account for approximately sixty-nine percent of the rental revenue for the Property for the year ended December 31, 1997.

2.   Summary of Significant Accounting Policies


Basis of Presentation

The accompanying statements of revenue and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Wellsford Real Properties, Inc. The statements are not representative of the actual operations of the Property for the periods presented nor indicative of future operations, as certain expenses, primarily depreciation, amortization and interest, have been excluded.

Revenue Recognition

Rental income is recognized as income in the period earned. Certain leases of the Property provide for tenant occupancy during periods for which no rent is due or where minimum rent payments increase during the term of the lease. The Property records rental income for the full term of each lease on a straight-line basis.

Use of Estimates

The preparation of the statements of revenue and certain expenses requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.


3.  Property Management Fees

The Property is managed and leased by an affiliate of the current owner at a rate of 3% of defined gross cash receipts.

                            180/188 Mt. Airy Road


                       Notes to Statements of Revenue
                      and Certain Expenses (continued)

4.  Rentals

The Property has leases expiring at various dates over the next forty-five years. Minimum future rentals to be received under non-cancelable leases executed as of March 31, 1998, exclusive of tenant reimbursements and contingent rentals, are as follows:


          Period ending December 31:
          1998                               $1,149,000
          1999                                1,515,900
          2000                                1,210,100
          2001                                  717,100
          2002                                  571,200
          Thereafter                            670,000
                                             ----------
                                             $5,833,300
                                             ==========

The leases generally provide for tenants to share in increases in operating expenses and real estate taxes in excess of specified base amounts.

5.  Interim Period (Unaudited)

The unaudited statement of revenue and certain expenses for the three months ended March 31, 1998 has been prepared in accordance with generally accepted accounting principles for interim financial information. In the opinion of management, all adjustments of a normal recurring nature considered necessary for a fair presentation have been included. Operating results for the period from January 1, 1998 to March 31, 1998 are not necessarily indicative of future operating results.

                       Wellsford Real Properties, Inc.
                   Pro Forma Consolidated Income Statement
                      Three Months Ended March 31, 1998
                    (In thousands except per share data)
                                 (Unaudited)


                                            Shattuck/
                                            Mt. Airy
                                            Pro Forma
                              Historical   Adjustments      Pro Forma
                              ----------   -----------      ---------
REVENUE

  Rental income                   $2,491                       $2,491
  Interest income                  3,468           (37) (A)     3,431
  Joint Venture income               266           (38) (B)       228
                               ------------------------     ---------

    Total Revenue                  6,225           (75)         6,150
                               ------------------------     ---------

EXPENSES
  Property operating and maint.      463                          463
  Real estate taxes                  247                          247
  General and administrative       1,183                        1,183
  Depreciation                       622                          622
  Interest                           892                          892
  Property management                 74                           74
                               ------------------------     ---------

    Total Expenses                 3,481             0          3,481
                               ------------------------     ---------
Minority Interest                    (19)                         (19)
                               ------------------------     ---------

Income before income taxes         2,725           (75)         2,650

Provision for income taxes         1,248           (33) (C)     1,215
                               ------------------------     ---------


Net income                        $1,477          ($42)        $1,435
                               ========================     =========

Net income per common
 share, basic and diluted          $0.08                        $0.08
                               =============                =========

Weighted average common
 shares outstanding               18,377                       18,377
                               =============                =========

                       Wellsford Real Properties, Inc.
              Notes to Pro Forma Consolidated Income Statement
                      Three Months Ended March 31, 1998
                                 (Unaudited)

(A) Represents three months of interest income on the cash contributed in connection with the acquisition of 180/188 Mt. Airy Road and Shattuck Office Center.

(B) Represents three months of operations of 180/188 Mt. Airy Road and Shattuck Office Center as follows:

                                 (In thousands)
     180/188 Mt. Airy Road                $221  Represents historical
                                                operating revenues and
                                                expenses of this asset for
                                                the three months ended March
                                                31, 1998.
     Shattuck Office Center                178  Represents historical
                                                operating revenues and
                                                expenses of this asset for
                                                the three months ended March
                                                31, 1998.
     Depreciation expense                 (119) Represents depreciation for
                                                three months utilizing a 40
                                                year estimated useful life.
     Interest expense - BOB               (359) Represents interest on the
                                                $18.2 million draws on the
                                                BOB term loan and revolver
                                                for three months at
                                                approximately 7.9% (LIBOR +
                                                an average of 1.9%).
                                      --------
                                           (79)
     Company interest                   47.50%
                                      --------
                                          ($38)
                                      ========

(C) Represents the Company's estimated provision for federal and state income taxes at rates of 35% and 15%, respectively.

                       Wellsford Real Properties, Inc.
                   Pro Forma Consolidated Income Statement
                        Year Ended December 31, 1997
                    (In thousands except per share data)
                                 (Unaudited)


                                            Shattuck/
                                            Mt. Airy
                                            Pro Forma
                              Historical   Adjustments      Pro Forma
                              ----------   -----------      ---------
REVENUE

  Rental income                   $1,292                       $1,292
  Interest income                  7,779          (150) (A)     7,629
  Joint Venture income                15            (3) (B)        12
                               ------------------------     ---------

    Total Revenue                  9,086          (153)         8,933
                               ------------------------     ---------

EXPENSES
  Property operating and maint.      241                          241
  Real estate taxes                  106                          106
  General and administrative       3,160                        3,160
  Depreciation                       295                          295
  Interest                             0                            0
  Property management                 18                           18
                               ------------------------     ---------

    Total Expenses                 3,820             0          3,820
                               ------------------------     ---------

Income before income taxes         5,266          (153)         5,113

Provision for income taxes         2,213           (69) (C)     2,144
                               ------------------------     ---------


Net income                        $3,053          ($84)        $2,969
                               ========================     =========

Net income per common
 share, basic and diluted          $0.18                        $0.18
                               ============                 =========

Weighted average common
 shares outstanding               16,922                       16,922
                               ============                 =========

                       Wellsford Real Properties, Inc.
              Notes to Pro Forma Consolidated Income Statement
                        Year Ended December 31, 1997
                                 (Unaudited)

(A) Represents one year of interest income on the cash contributed in connection with the acquisition of 180/188 Mt. Airy Road and Shattuck Office Center.

(B) Represents one year of operations of 180/188 Mt. Airy Road and Shattuck Office Center as follows:

                              (In thousands)
     180/188 Mt. Airy Road           $1,331   Represents historical operating
                                              revenues and expenses of this
                                              asset for the year ended
                                              December 31, 1997.

     Shattuck Office Center             574   Represents historical operating
                                              revenues and expenses of this
                                              asset for the year ended
                                              December 31, 1997.

     Depreciation expense              (476)  Represents depreciation for one
                                              year utilizing a 40 year
                                              estimated useful life.

     Interest expense - BOB          (1,436)  Represents interest on the
                                              $18.2 million draws on the BOB
                                              term loan and revolver for one
                                              year at approximately 7.9%
                                              (LIBOR + an average of 1.9%).
                                   --------
                                         (7)
     Company interest                47.50%
                                   --------
                                        ($3)
                                   ========

(C) Represents the Company's estimated provision for federal and state income taxes at rates of 35% and 15%, respectively.

                       Wellsford Real Properties, Inc.
                    Pro Forma Consolidated Balance Sheet
                               March 31, 1998
                               (In thousands)
                                 (Unaudited)


                                             Shattuck/
                                             Mt. Airy
                                             Pro Forma
                                Historical  Adjustments     Pro Forma
                                ----------  -----------     ---------

ASSETS
  Real estate assets, at cost:
    Land                           $14,499                    $14,499
    Buildings and improvements      88,735                     88,735
                                 ----------------------     ---------
                                   103,234            0       103,234
      Less, accumulated
      depreciation                    (552)                      (552)
                                 ----------------------     ---------
                                   102,682            0       102,682
    Construction in process         18,551                     18,551
                                 ----------------------     ---------
                                   121,233            0       121,233
  Notes receivable                  86,891                     86,891
  Investment in joint venture       48,660        3,740 (A)    52,400
                                 ----------------------     ---------
  Total real estate assets         256,784        3,740       260,524

  Cash and cash equivalents         34,098       (3,740)(A)    30,358
  Restricted cash                    7,429                      7,429
  Other assets                       5,917                      5,917
                                 ----------------------     ---------

  Total Assets                    $304,228           $0      $304,228
                                 ======================     =========


LIABILITIES AND EQUITY

Liabilities:
  Mortgages payable                $65,568                    $65,568
  Credit facility                        0                          0
  Other liabilities                 13,265                     13,265
                                 ----------------------     ---------

Total Liabilities                   78,833           $0        78,833
                                 ----------------------     ---------

Commitments and contingencies         --             --           --

Minority Interest                    3,919                      3,919

Equity:
  Series A 8% Convertible Redeemable
   Preferred Stock, 2,000,000 shares
   authorized - no shares, $.01 par
   value per share, issued and
   outstanding                        --                          --
  Common Stock, 197,650,000 shares
   authorized - 20,009,822 shares,
   $.01 par value per share, issued
   and outstanding                     200                        200
  Class A Common Stock, 350,000
   shares authorized - 339,806
   shares, $.01 par value per share,
   issued and outstanding                3                          3
  Paid in capital in excess of
   par value                       219,710                    219,710
  Retained earnings                  3,419                      3,419
  Deferred Compensation               (641)                      (641)
  Treasury Stock (81,015 shares)    (1,215)                    (1,215)
                                 ----------------------     ---------

Total Equity                       221,476            0       221,476
                                 ----------------------     ---------

Total Liabilities and Equity      $304,228           $0      $304,228
                                 ======================     =========
                       Wellsford Real Properties, Inc.
                Notes to Pro Forma Consolidated Balance Sheet
                               March 31, 1998
                               (In thousands)
                                 (Unaudited)

(A) Represents the Company's capital contribution in connection with the acquisition of 180/188 Mt. Airy Road and Shattuck Office Center.

                                EXHIBIT INDEX


23.1 Consent of Ernst & Young LLP dated August 3, 1998, relating to Shattuck Office Center.

23.2 Consent of Ernst & Young LLP dated August 3, 1998, relating to 180/188 Mt. Airy Road.